Item G.1.b.iv.  Information called for by Item 405 of Regulation S-K:

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund’s review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal period ended September 30, 2023, the Fund’s officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that: Gordon Baird; Chris LaVitoire Mahai and Thomas Hunersen each filed a late Form 3 filing following their respective appointments as Trustees of the Fund.  Each late Form 3 was due to an unanticipated delay in obtaining the reporting person’s EDGAR filing codes, was required solely as a result of such individual becoming a reporting person of the Fund, and not related to any transactions in Fund shares.